UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014

DS Services Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	20-5752672
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5660 New Northside Drive Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip code)

333-194935

(Commission File Number)

(770) 933-1400

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On September 9, 2014, the Audit Committee (the “Audit Committee”) of the Board of Directors of DS Services Holdings, Inc. (the “Company”), upon the recommendation of the Company’s management and after discussions with the Company’s independent registered public accounting firm, concluded that the Company’s Unaudited Condensed Consolidated Financial Statements for the fiscal quarter ended June 27, 2014 (the “Second Quarter 2014 Financial Statements”) included in the Quarterly Report on Form 10-Q (the “Original Report”) the Company filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2014 included an accounting error, should no longer be relied upon and should be restated. The Company is restating the Second Quarter 2014 Financial Statements and related disclosures presented in Part I, Item 1 of the Original Report and revising, where necessary, financial and related information in Part I, Item 2 of the Original Report through the filing of a Form 10-Q/A (the “Amended Report”) with the SEC concurrently herewith.

As further described in the Amended Report, it was determined that the Company had incorrectly classified a payment made in its fiscal quarter ended March 28, 2014 on its Unaudited Condensed Consolidated Statement of Cash Flows (the “Statement of Cash Flows”) included in the Second Quarter 2014 Financial Statements for the period December 28, 2013 to June 27, 2014, which payment was made in connection with the acquisition of the Company by an affiliate of Crestview Partners on August 30, 2014. This misclassification resulted in an understatement in the net cash provided by operating activities and a corresponding understatement in the net cash used in investing activities in the Statement of Cash Flows. The Statement of Cash Flows included in the Amended Report has been restated to properly classify this payment as a cash flow from investing activities and certain other revisions have been made in the Amended Report to conform to such restatement. The restatement does not affect end of period cash and cash equivalents on the Statement of Cash Flows, nor does it affect the Unaudited Condensed Consolidated Balance Sheets, the Unaudited Condensed Consolidated Statements of Income (Loss) and Comprehensive Income (Loss) or Adjusted EBITDA as reported in the Original Report. The Amended Report also corrects certain other immaterial errors in connection with the restatement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DS SERVICES HOLDINGS, INC.

By:	/s/ Thomas J. Harrington
Name:	Thomas J. Harrington
Title:	President and Chief Executive Officer

Date:	September 12, 2014